Filed under Rules 497(e) and 497(k)

Registration No. 002-83631

VALIC COMPANY I

Mid Cap Strategic Growth Fund

(the “Fund”)

Supplement dated February 15, 2022, to the Fund’s Summary Prospectus and Prospectus,

each dated October 1, 2021, as supplemented and amended to date

At a meeting held on January 25, 2022 ( the “Meeting”), the Board of Directors of VALIC Company I (the “Board”) approved amendments to the investment subadvisory agreements (the “Amendments”) between The Variable Annuity Life Insurance Company (“VALIC”) and each of Allianz Global Investors U.S. LLC (“Allianz”) and Janus Henderson Investors U.S. LLC (f/k/a Janus Capital Management, LLC) (“Janus”) with respect to the Fund. Under the Amendments, effective February 1, 2022, the subadvisory fee schedules with respect to the Fund are as follows:

  Allianz

0.45% on the first $40 million

0.36% on the next $460 million

0.30% assets over $500 million

  Janus

0.42% on the first $50 million

0.38% on assets over $50 million

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.